Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

25. Subsequent events

Cash receipt related to capital increase from private placement with Anzu Ventures II LLC

In January 2023 voxeljet received the remaining portion amounting to USD 0.9 million (EUR 0.9 million) from the institutional investor (“Anzu”) related to the capital increase that has been registered on December 22, 2022 related to the private placement. As a result of this transaction, the Company placed 828,943 ADSs in 2022, each representing one ordinary share, at a purchase price of USD 2.16 (€ 2.04), with Anzu.

Issuance of promissory note to Anzu Ventures II LLC

In January 2023, the Company issued the Anzu Note in a principal amount of USD 3.2 million (€ 3.0 million). The Anzu Note matures on January 3, 2028, and includes interest payable monthly at a rate of 3% per annum. In addition, the Anzu Note includes a voluntary prepayment right for voxeljet, and, in the case of fundamental changes including a change of control in voxeljet, a right by voxeljet to repay the Anzu Note and a right by Anzu to require that voxeljet repurchases the Anzu Note. The aforementioned rights are considered to be embedded derivatives that have to be bifurcated. A one-time interest payment equal to the above principal amount of USD 3.2 million (€ 3.0 million) is required to be paid upon maturity or at time of prepayment. The terms of the Anzu Note include certain covenants and events of default.